NITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2022 (May 18, 2022)

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	BHSE	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one-half of one Ordinary Share for $11.50 per whole share	BHSEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 18, 2022, Bull Horn Holdings Corp. (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $500,000 to Bull Horn Holdings Sponsor LLC (the “Sponsor”). The Note was issued in connection with advances the Sponsor has made, and may make in the future, to the Company for working capital expenses, in the aggregate amount of up to $500,000 (drawable in $10,000 increments at the request of the Company). No interest shall accrue on the principal amount of the Note.

If the Company completes a business combination, the Company would repay the principal amount drawn by the Company under Note out of the proceeds of the trust account released to the Company. Otherwise, the Note would be repaid only out of funds held outside the Company’s trust account established in connection with the Company’s initial public offering (the “Trust Account”). In the event that a business combination does not close, the Company may use a portion of the working capital held outside of the Trust Account to repay the Note, but no proceeds from the Trust Account would be used to repay the Note.

At the election of the Sponsor, all or a portion of the unpaid principal amount of the Note may be converted into warrants to purchase ordinary shares or common equity of the Company at a price of $1.00 per warrant (the “Conversion Warrants”). The Conversion Warrants shall be identical to the warrants issued by the Company to the Sponsor in the private placement transaction which occurred upon consummation of Company’s initial public offering. The Conversion Warrants and their underlying securities are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Promissory Note of the Company, dated May 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2022

BULL HORN HOLDGINS CORP.

By:	/s/ Robert Striar
Name: Robert Striar
Title: Chief Executive Officer

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